UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2014
DTS, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5220 Las Virgenes Road Calabasas, CA		91302
(Address of principal executive offices)		(Zip Code)

(818) 436-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

On March 17, 2014, DTS, Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter and year ended December 31, 2013 and related information and posted a corporate datasheet with financial results and certain estimated guidance for 2014 on its website (www.dts.com) in connection with the announcement of such financial results. Copies of the press release and corporate datasheet are furnished as Exhibits 99.1 and 99.2 hereto, respectively, and the information in Exhibits 99.1 and 99.2 is incorporated herein by reference.

The information in this Current Report, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in such filing. In addition, information on the Registrant’s website is not incorporated by reference into this Current Report and should not be considered part of this Current Report.

Item 9.01      Financial Statements and Exhibits

(d)           Exhibits

99.1	Press release dated March 17, 2014 of the Registrant, announcing its financial results for the quarter and year ended December 31, 2013 and related information.

99.2	Corporate datasheet dated March 17, 2014, regarding financial results for the quarter and year ended December 31, 2013 and estimated guidance for 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: March 17, 2014
By: /s/ Melvin Flanigan
Melvin Flanigan
Executive Vice President,
Finance and Chief
Financial Officer
(principal financial and
accounting officer)

Exhibit Index

Exhibit No.	Description
99.1	Press release dated March 17, 2014 of the Registrant, announcing its financial results for the quarter and year ended December 31, 2013 and related information.

99.2	Corporate datasheet dated March 17, 2014, regarding financial results for the quarter and year ended December 31, 2013 and estimated guidance for 2014.